Exhibit 99.1


CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                          PURSUANT TO
                    18 U.S.C. SECTION 1350,
                     AS ADOPTED PURSUANT TO
         SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


I, Samuel Gaer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Current Report of TGFIN Holdings, Inc. on Form 8-K dated September 12, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 8-K fairly presents in all material respects the financial condition and results of operations of TGFIN Holdings, Inc.


                                By:  /s/ Samuel Gaer
                                Name: Samuel Gaer
                                Title: Chief Executive Officer


I, Samuel Gaer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Current Report of TGFIN Holdings, Inc. on Form 8-K dated September 12, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 8-K fairly presents in all material respects the financial condition and results of operations of TGFIN Holdings, Inc.


                                By: /s/ Samuel Gaer
                                Name: Samuel Gaer
                                Title: Chief Financial Officer